INVESCO Equity Funds, Inc.
              (formerly, INVESCO Capital Appreciation Funds, Inc.)
                              INVESCO Endeavor Fund

                            Supplement to Prospectus
                            Dated September 23, 1998

The following paragraph is inserted as a new item under "Investment Policies And Risks," before "Foreign Securities" on page 5 of the Prospectus:

     Initial Public Offerings. The Fund may invest a portion of its assets in initial public offerings ("IPOs"), which are typically securities of small, unseasoned issuers. By definition, IPOs have not traded publicly until the time of their offerings. Certain risks associated with IPOs may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company, and limited operating history, all of which may contribute to price volatility. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Some companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or near-term prospects of such.

The date of the Supplement is September 23, 1998.